SEI INSTITUTIONAL MANAGED TRUST

S&P 500 Index Fund
(the "Fund")

Supplement Dated June 16, 2016
to the Class Y Shares Prospectus (the "Prospectus") dated January 31, 2016, as amended on March 9, 2016, April 15, 2016, May 3, 2016 and June 10, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Restatement of the Information About Voluntary Waivers of the Fund

Under the section titled "Sub-Advisers," under the sub-section titled "Information About Fee Waivers," the text referring to the S&P 500 Index Fund in the table is hereby deleted.

In addition, under the same sub-section, the below text is hereby added following the table currently in the sub-section. Fund shareholders should read this information carefully because we previously communicated incorrect voluntary fee waiver information on January 31, 2016.

The S&P 500 Index Fund's total annual fund operating expenses of the Class Y Shares of the Fund for the current fiscal year are expected to be less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary section because SIMC, the Fund's administrator and/or the Fund's distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers of the Fund's adviser, the Fund's administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and, therefore, will not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (AFFE). In addition, the Fund may participate in a commission recapture program where the Fund's trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades are then used to pay the Fund's expenses. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's total annual fund operating expenses for the current fiscal year are expected to be as follows:

Fund Name—Class Y Shares	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense and after commission recapture, if applicable)*
S&P 500 Index Fund	0.29%	0.25%	0.25%	0.25%

* AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

There are no further changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1042 (6/16)